UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report November 18, 2003

Commission File No. 001-31463

DICK’S SPORTING GOODS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	16-1241537 (I.R.S. Employer Identification No.)

200 Industry Drive, RIDC Park West, Pittsburgh, Pennsylvania (Address of principal executive offices)	15275 (Zip Code)

(412) 809-0100

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

TABLE OF CONTENTS

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS	3

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION	3

SIGNATURE	5

EXHIBIT 99.1	6

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

     Exhibit 99.1 Press release dated November 18, 2003 by Dick’s Sporting Goods, Inc. furnished herewith.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     This information and the exhibits hereto are being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended. The information contained in this report shall not be incorporated by reference into any filing of the Registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

     On November 18, 2003, Dick’s Sporting Goods, Inc. issued a press release announcing its results for the fiscal quarter ended November 1, 2003 and certain other information that is furnished as Exhibit 99.1 hereto.

     The press release included as Exhibit 99.1 contains certain non-GAAP financial measures (as the term is defined in Regulation G). The non-GAAP measures included in our press release have been reconciled to the nearest GAAP measure. As used herein, “GAAP” refers to accounting principles generally accepted in the United States of America. The percentage increases of prior period net income and EPS to pro-forma net income or pro-forma EPS included in the press release are non-GAAP financial measures. The Company has included in the press release the percentage increases of net income (68% on a GAAP basis and 62% on a pro-forma basis for the 13 weeks ended November 1, 2003) and EPS (29% on a GAAP basis and 38% on a pro-forma basis for the 13 weeks ended November 1, 2003) as the most comparable GAAP measures to these non-GAAP percentage increases. These non-GAAP percentage increases have been calculated by dividing the increase by the historical pro-forma net income or pro-forma EPS number.

     The Company has also included in the press release the percentage increases of net income and EPS for the fourth quarter as measured against last year’s fourth quarter net income and EPS, excluding a non-cash after tax charge. The exclusion of the non-cash charge in these calculations causes these percentages to be non-GAAP. These non-GAAP percentages have been calculated by dividing the increase (over the net income or EPS number after excluding the charge) by the historical net income or EPS number after excluding the charge.

     The Company’s management believes the use of pro-forma results for prior periods provides a more meaningful comparison to the current period results due to the significant increase in share count since October 15, 2002 when the Company completed its initial public offering, and the related reduction in interest expense due to the application of the net proceeds thereof.

     The press release included as Exhibit 99.1 also contains adjustments to GAAP net income to arrive at an adjusted net income for the third quarter ended November 1, 2003. The Company’s management believes the use of adjusted net income for the current period provides a further understanding as compared to the prior period quarterly results due to the current period containing a gain on sale of investment, and the non-cash expenses related to the closing of two women’s apparel concept test stores. The non-GAAP net income has been calculated by adding or subtracting the adjustments from GAAP net income and then dividing the adjusted net income by the diluted EPS number for the 13 weeks ended November 1, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DICK’S SPORTING GOODS, INC.

Date: November 18, 2003	By: /S/ MICHAEL F. HINES Name: Michael F. Hines Title: Chief Financial Officer